CONFIDENTIAL TREATMENT REQUESTED	EXHIBIT 10.3 REDACTED
AMENDMENT ONE
TO
BILLING SERVICES AND LICENSE AGREEMENT
          THIS AMENDMENT ONE (“Amendment One”) is made and entered into by and between VeriSign, Inc. (“VeriSign”) and Rural Cellular Corporation (“RCC”).
W I T N E S S E T H:
          WHEREAS, VeriSign, or its predecessor(s) in interest, and RCC entered into a Billing Services and License Agreement dated to be effective July 21, 2005 (the “Agreement”); and
          WHEREAS, the parties hereto desire to amend the Agreement as provided herein.
          NOW THEREFORE IT IS AGREED THE AGREEMENT IS AMENDED AS FOLLOWS:
1.	The following shall be added to the end of the first sentence in Exhibit A of the Agreement:
     “The parties agree that an Active Subscriber ***.
2.	For purposes of section 1 of this Amendment One, the terms “Active Subscriber” and *** shall have the meanings ascribed to them in the ***, and the term “Active Subscription” shall have the meaning ascribed to it in the Agreement.

3.	Except as hereby modified, the Agreement shall remain in full force and effect in all aspects throughout the remainder of the term thereof.
#     #     #
***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Page 1	VERISIGN AND RCC PROPRIETARY

CONFIDENTIAL TREATMENT REQUESTED	EXHIBIT 10.3 REDACTED
     IN WITNESS WHEREOF, each of the parties hereto has made this Amendment One by and through its respective authorized representative to be effective as of the date of the last signature hereto (the “Effective Date”)..
     The parties acknowledge and agree that this Amendment One constitutes the entire understanding and agreement between VeriSign and RCC with respect to the subject matter hereof, and supersedes any and all prior or contemporaneous oral or written representation, understanding, agreement, or communication relating thereto.
     Each party represents and warrants that it has not altered this Amendment One in any manner other than as agreed to in writing by the parties or as an inter-delineation initialed by both parties.
     Each party represents that its signatory has the authority to execute this Amendment One on behalf of the party for which he or she signs.
     This Amendment One does not bind or obligate VeriSign in any manner unless duly executed by an authorized representative of VeriSign.

VERISIGN, INC.	RURAL CELLULAR CORPORATION

By: /s/ Thomas L. Dean	By: /s/ Wesley E. Schultz

Name: Thomas L. Dean	Name: Wesley E. Schultz

Title: VP — VCS Business Ops	Title: EVP and CFO

Date: 6-20-06	Date: 6-16-06
*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Page 2	VERISIGN AND RCC PROPRIETARY